SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement                                   Confidential, for Use of the
[x]      Definitive Proxy Statement                                    Commission Only (as permitted
[ ]      Definitive Additional Materials                                        by Rule 14a-6(e)(2)) [ ]Y
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                         Virginia Commerce Bancorp, Inc.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): [x] No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1.   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

       2.   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

       3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

       4.   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

       5.   Total Fee Paid:

            --------------------------------------------------------------------

[ ]    Fee  paid previously with preliminary materials:

[ ] Checkbox if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1. Amount Previously Paid:


       2. Form, Schedule or Registration Statement No.:


       3 Filing Party:


       4. Date Filed:

                         VIRGINIA COMMERCE BANCORP, INC.

                            NOTICE OF ANNUAL MEETING

                                       AND

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 2000

                         VIRGINIA COMMERCE BANCORP, INC.
                                5350 LEE HIGHWAY
                            ARLINGTON, VIRGINIA 22207

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 26, 2000

TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of Virginia Commerce Bancorp, Inc. (the "Company") will be held at The Tower Club, 8000 Towers Crescent Drive, Vienna, Virginia, on April 26, 2000 at 4:00 p.m. for the following purposes:

         1. To elect eight (8) directors to serve until their successors are duly elected and qualified;

         2 To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Shareholders of record as of the close of business on March 24, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

                                      By Order of the Board of Directors


                                      /s/ Robert H. L'Hommedieu
                                      -------------------------
                                      Robert H. L'Hommedieu
                                      Secretary


March 29, 2000






         PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

                         VIRGINIA COMMERCE BANCORP, INC.
                                5350 LEE HIGHWAY
                            ARLINGTON, VIRGINIA 22207
                     -------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                 PROXY STATEMENT
                     -------------------------------------

                                  INTRODUCTION

         This proxy statement is being sent to shareholders of Virginia Commerce Bancorp, Inc., a Virginia corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Bank for use at the Annual Meeting of Shareholders to be held at 4:00 p.m. on April 26, 2000 (the "Annual Meeting"), and at any adjournment or postponement of the Annual Meeting. The purposes of the Annual Meeting are:

         (1) electing eight (8) directors to serve until their successors are duly elected and qualified; and

         (2) transacting such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

         The Annual Meeting will be held at The Tower Club, 8000 Towers Crescent Drive, Vienna, Virginia.

         This proxy statement and proxy card are being sent to shareholders of the Company on or about March 29, 2000. A copy of the Annual Report to Shareholders of Virginia Commerce Bancorp, Inc. for the year ended December 31, 1999 also accompanies this proxy statement.

                            VOTING RIGHTS AND PROXIES

VOTING RIGHTS

         Only shareholders of record at the close of business on March 24, 2000, will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On that date, the Company had 1,968,985 shares of common stock, par value $1.00 per share (the "Common Stock"), outstanding, constituting the only class of stock outstanding, held by approximately 750 shareholders of record. Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the shareholders. Shareholders do not have the right to cumulate votes in the election of directors. Nominees receiving a plurality of the votes cast at the Annual Meeting in the election of directors will be elected as directors in the order of the number of votes received. The presence, in person or by proxy, of not less than a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.

PROXIES

         Shares represented by proxies received by the Company will be voted in accordance with the instructions contained therein. Shares represented by proxies for which no instruction is given will be voted FOR the election of the Company's nominees for election as directors, and in the discretion of the holders of the proxies on all other matters properly brought before the meeting and any adjournment or postponement thereof. The judges of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the votes cast at the Annual Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares of

Common Stock as to a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to such matter.

         Shareholders are requested to sign, date, mark and return promptly the enclosed proxy in the postage paid envelope provided for this purpose, in order to assure that their shares are voted. A proxy may be revoked at any time prior to the voting thereof at the Annual Meeting through the granting of a later proxy with respect to the same shares, by written notice to Peter A. Converse, President of the Company, at the address noted above, at any time prior to the voting thereof, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, revoke a proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

SECURITIES OWNERSHIP OF DIRECTORS AND OFFICERS

         The following table sets forth certain information as of March 1, 2000 concerning the number and percentage of shares of the Company's Common Stock beneficially owned by its directors, nominees for director and by its directors and executive officers as a group. Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares.


                                                                                       Percentage of Class
Name and Position                                Number of Shares Beneficially Owned   Beneficially Owned(1)
----------------------------------------------   ---------------------------------     -------------------

Leonard Adler, Director                                   24,867(2)                           1.26%

Peter A. Converse, President, CEO and Director            78,779(3)                           3.87%
                                                                                              1.85%

W. Douglas Fisher, Chairman of the Board of
Directors                                               71,898(4)(5)                          3.62%

David M. Guernsey, Vice Chairman of the Board of
Directors                                               24,228(4)(6)                          1.22%

Robert H. L'Hommedieu, Director and Secretary           76,964(4)                             3.87%

Norris E. Mitchell, Director                            91,889(4)                             4.62%

Arthur L. Walters, Director                            292,764(4)(7)                         14.73%




All directors and executive officers as a group
(11 persons)                                             728,993(8)                          33.44%

------------------------------------------------

(1) Based on 1,968,985 shares outstanding as of March 1, 2000, except with respect to individuals holding options or warrants to acquire Common Stock exercisable within sixty days of March 1, 2000, in which event represents percentage of shares issued and outstanding as of March 1, 2000 plus the number of such options or warrants held by such person, and all directors and officers as a group, which represents percentage of shares outstanding as of March 1, 2000 plus the number of such options or warrants held by all such persons as a group.

(2) Includes presently exercisable warrants to acquire 12,100 shares of Common Stock.

(3) Includes presently exercisable options to acquire 64,380 shares of Common Stock.

(4) Includes presently exercisable warrants to acquire 17,968 shares of Common Stock.

(5) Represents shares held jointly by Mr. Fisher and his wife over which they share voting and investment power.

(6) Represents shares held by Guernsey Office Products, Inc., of which Mr. Guernsey is Chief Executive Officer and principal shareowner.

(7) Represents shares held jointly by Mr. Walters and his wife over which they share voting and investment power, and shares held by TransAmerican Equities Corp. and C.W. Cobb and Associates, of which Mr. Walters is President.

(8) Includes presently exercisable options and warrants to acquire 210,702 shares of Common Stock.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information with respect to persons known to the Bank who own or may be deemed to own more than five percent of the Company's Common Stock as of March 1, 2000. Also included is information regarding the beneficial ownership of executive officers of the Company the compensation of which is disclosed in this proxy statement, but who are not members of the Board of Directors.



 Name and Address of Beneficial Owner(s)   Number of Shares Beneficially Owned     Percentage of Class Beneficially Owned(1)
 ---------------------------------------   -----------------------------------     -----------------------------------------

5% Shareholders

Julian and Dorothy S. Davidson                        134,307                                  6.82%
1240 Deborah Drive, SE
Huntsville, Alabama  35801

Arthur L. and Lilly D. Walters                        292,764(2)                              14.75%
4141 N. Henderson Road
Arlington, Virginia 22203


Executive Officers Who are Not
Directors
R.B. Anderson, Jr.                                     14,434(3)                               0.73%


(1) Based on 1,968,985 shares outstanding as of March 1, 2000, except with respect to individuals holding options or warrants to acquire Common Stock exercisable within sixty days of March 1, 2000, in which event represents percentage of shares issued and outstanding as of March 1, 2000 plus the number of such options or warrants held by such person.

(2) Includes presently exercisable warrants to acquire 17,968 shares of Common Stock.

(3) Includes presently exercisable options to acquire 11,125 shares of Common Stock.

         The Company knows of no other person or persons, other than street name nominee owners, who, beneficially or of record, own in excess of five percent of the Company's Common Stock. Further, the Company is not aware of any arrangement which at a subsequent date may result in a change of control of the Company.

                              ELECTION OF DIRECTORS

         Eight (8) directors will be elected at the Annual Meeting for a one-year period until the 2001 Annual Meeting of Shareholders and until their successors have been elected and qualified. Unless authority is withheld, all proxies in response to this solicitation will be voted for the election of the nominees listed below. Each nominee has indicated a willingness to serve if elected. However, if any nominee becomes unable to serve, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein. Each of the nominees for election as director currently serves as a director.

         The Board of Directors recommends that shareholders vote FOR each of the nominees to the Bank's Board of Directors.

NOMINEES FOR ELECTION AS DIRECTORS


                                                                                                                       Director
       Name and Age(1)                 Position              Principal Occupation During Past Five Years               Since(2)
  ---------------------------   -----------------------   ---------------------------------------------------      -----------------
  Leonard Adler, 64             Director                  Chairman  of the  Board,  Adler  Financial  Group;           1998(3)
                                                          Principal, Total Crafts
  Peter A. Converse, 49         Director, President and   President and CEO of the Bank January 1994 to present):      1994
                                CEO of the Company and    Senior Vice President/Chief Lending Officer, Federal
                                the Bank                  Capital Bank (March 1992 to December 1993); Senior
                                                          Vice President, Bank of Maryland (October 1990 to
                                                          March 1992); Executive Vice President/Chief Lending
                                                          Officer, Century National Bank (May 1986 to July 1990)

  Frank L. Cowles, Jr., 70      Director                  Owner  and  President: Cowles Nissan; Cowles Chrysler-       1988
                                                          Plymouth; Cowles Ford; Scottsville Hardware; and
                                                          Greenfields Farm; Of Counsel, Cowles, Rinaldi & Arnold
                                                          (law firm)

  W. Douglas Fisher, 62         Chairman of the Board     Retired - Vice President,  Aztech Corp.  (computer           1988
                                                          systems); President, Executive Systems, Inc.
                                                         (computer Systems) (1990 to 1992)

  David M. Guernsey, 52         Vice Chairman  of the     Owner and Chief Executive Officer, Guernsey Office           1988
                                Board                     Products, Inc.

  Robert H. L'Hommedieu, 73     Director and Secretary    Retired:  Vice President,  Hess, Egan, Hagerty and           1988
                                                          L'Hommedieu, Inc. (insurance brokerage) (through 1991)

  Norris E. Mitchell, 63        Director                  Co-Owner, Gardner Homes Realtors                             1988

  Arthur L. Walters, 80         Director                  Owner and President,  TransAmerican Bankshares and           1993
                                                          various affiliates thereof;  President, C. W. Cobb
                                                          and Associates,  Inc., mortgage bankers;  co-owner
                                                          of various real estate  development and management
                                                          companies

  ---------------------------

(1)      As of March 1, 2000.

(2) The Company became the holding company for Virginia Commerce Bank (the "Bank"), the Company's wholly owned subsidiary on December 22, 1999. The date of commencement of service shown includes service prior to December 23, 1999 as director of the Bank.

(3) Mr. Adler was appointed to the Board of Directors of the Bank effective January 1998. He previously served as a member of the Board of Directors of the Bank from 1989 to 1991.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Bank met twelve (12) times during 1999, and the Board of Directors of the Company met one (1) time. All members of the Board of Directors attended at least 75% of the meetings held by the Board of Directors of the Company and the Bank and by all committees on which such members served during the 1999 fiscal year or any portion thereof.

         The Board of Directors of the Bank has the following standing committees, which perform their respective functions for the Company and the
Bank: (a) Audit Committee, (b) Personnel and Compensation Committee, (c) Asset/Liability, Investment and Funds Management Committee, (d) Loan Committee,
(e) Strategic Planning Committee, (f) CRA Committee, (g) Merger, Acquisition and Expansion Committee and (h) the Technology Committee. The Board of Directors does not have a standing nominating committee.

         The Audit Committee, presently composed of Messrs. Fisher, L'Hommedieu and Mitchell, is responsible for the review and evaluation of the Company's internal controls and accounting procedures. It also periodically reviews audit reports with the Company's independent auditors, and recommends the annual appointment of such auditors. Mr. L'Hommedieu annually reviews the adequacy of the Company's insurance coverage and reports to the Board of Directors concerning same. During the 1999 fiscal year, the Audit Committee met four times.

         The Personnel and Compensation Committee, presently composed of Messrs. Converse, Cowles, Fisher, Mitchell and Walters, is responsible, together with
management,   for  the  adoption  of  the  Company's   personnel
policies and establishing salary and compensation guidelines and levels for all Company officers and personnel. The Committee is also responsible for annually nominating the officers of the Company, evaluating the performance thereof and recommending the grant of stock options under the Company's Option Plan (as defined below). During the 1999 fiscal year, the Personnel and Compensation Committee met twice.

         The Asset/Liability, Investment and Funds Management Committee, presently composed of Messrs. Converse, Mitchell and Walters, is responsible for the annual review and evaluation of the Bank's funds management and investment policies and the recommendation of guidelines for such activities. The Committee also provides ongoing oversight of management decisions regarding asset/liability management, investments and funds management. During the 1999 fiscal year, the Asset/Liability, Investment and Funds Management Committee met twelve times.

         The Loan Committee, presently composed of Mr. Converse, President and Chief Executive Officer and four outside members of the Board of Directors on a rotating basis, is responsible for the review and evaluation of the Bank's loan policies, oversight of loan portfolio administration and the approval of loans which exceed internal loan authorities. During the 1999 fiscal year, the Loan Committee met twenty-four times.

         The Strategic Planning Committee, presently composed of Messrs. Cowles, Fisher and L'Hommedieu, is responsible for the preparation and recommendation to the Board of Directors of both short-term and long-term plans and objectives for the Bank. During the 1999 fiscal year, the Strategic Planning Committee met once.

         The CRA Committee, presently composed of the calling officers of the Bank and Messrs. Adler, Converse and Guernsey, is responsible for establishing and monitoring the Bank's compliance with the provisions of the Community Reinvestment Act. During the 1999 fiscal year, the CRA Committee met four times.

         The Merger, Acquisition and Expansion Committee, presently composed of Messrs. Cowles, Mitchell and Walters, is responsible for the review and evaluation of potential expansion and acquisition opportunities for the Bank which may develop. During the 1999 fiscal year, the Merger, Acquisition and Expansion Committee met two times.

         The Technology Committee, presently composed of Messrs. Converse, Fisher and Guernsey, is responsible for developing and reviewing strategies for addressing competitive issues through the implementation of new technologies. During the 1999 fiscal year, the Technology Committee met four times.

DIRECTORS' COMPENSATION

         During the fiscal year ended December 31, 1999, the directors received an aggregate of $86,000 for attendance at meetings of the Board of Directors of the Company and the Bank. All directors were entitled to receive $1,000 monthly for attendance at Board and committee meetings. The directors receive no compensation for attendance at committee meetings. In January 2000, each of the seven outside directors of the Company received options to purchase 5,000 shares of Common Stock at an exercise price of $14.32 per share. The options vest in equal installments over a period of three years, commencing in 2001, have a term of 10 years from the date of grant.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following information is provided with respect to the current executive officers of the Company who are not also directors.


             Name                      Age                                Position
-------------------------------    ------------    -------------------------------------------------------
R.B. Anderson, Jr.                     45            Executive Vice President and Chief Lending Officer

Laurie P. Barnwell                     44                 Executive Vice President, Retail Banking

William K. Beauchesne                  44           Executive Vice President and Chief Financial Officer


         R.B. Anderson, Jr. - Mr. Anderson, Executive Vice President and Chief Lending Officer of the Bank, joined Virginia Commerce Bank in May 1996. Prior to joining the Bank, Mr. Anderson was a Senior Vice President and Senior Commercial Loan Officer at Allegiance Bank, N.A., Bethesda, Maryland, with which he served since March 1987. Mr. Anderson has over twenty-three years of managerial, administrative and operational lending experience.

         Laurie P. Barnwell - Ms. Barnwell, Executive Vice President, Retail Banking, joined the Bank in May 1994 as Vice President and Branch Administrator. Prior to that time, Ms. Barnwell was an Assistant Vice President and Banking Service Manager at Tysons National Bank, where she had served since July 1991. She had previously served as a Senior Vice President of retail banking and marketing with Trustbank FSB, which she joined in 1981. Ms. Barnwell has over nineteen years of administrative, managerial and operational experience in retail banking and marketing.

         William K. Beauchesne - Mr. Beauchesne, Executive Vice President and Chief Financial Officer of the Bank, joined the Bank in August 1995. Prior to joining the Bank, Mr. Beauchesne served as Chief Operations Officer and Director of Metropolitan Bank for Savings, FSB, Arlington, Virginia. Mr. Beauchesne has over twenty-one years of accounting, operations and financial management experience in the banking industry.

             EXECUTIVE OFFICER COMPENSATION AND CERTAIN TRANSACTIONS

COMPENSATION - OVERVIEW

         The following table sets forth a comprehensive overview of the compensation for Mr. Converse, the Company's and the Bank's Chief Executive Officer, and Mr. Anderson, the Bank's Chief Lending Officer, during the 1999, 1998 and 1997 fiscal years. No other executive officer of the Bank received total salary and bonus of $100,000 or more during the fiscal year ended December 31, 1999.

                                             SUMMARY COMPENSATION TABLE

                                                                                Long-term
                                                                              Compensation
                                        Annual Compensation                      Awards
-----------------------     --------------------------------------------    ------------------    ------------------
                                                                               Securities
  Name and Principal                                                           Underlying             All Other
       Position                Year          Salary          Bonus(1)            Options           Compensation($)
-----------------------     -----------    ------------     ------------    ------------------    ------------------
Peter A. Converse,             1999         $150,000          $58,000           8,250(2)             $16,000(3)
Director, President
and Chief Executive            1998         $140,000          $40,000           9,075(4)             $12,000(3)
Officer - Company and          1997         $125,000          $30,000          17,968(5)              $9,114(3)
Bank


R.B. Anderson, Jr.,            1999         $100,000          $20,000           2,750(2)              $3,640(6)
Executive Vice                 1998          $94,000          $10,000           3,025(4)              $2,745(6)
President and Chief
Lending Officer - Bank         1997          $88,000           $8,000           2,693(5)              $1,825(6)

-----------------------

(1) Amounts shown as bonus compensation accrue in the year indicated and are paid in the following year.

(2) As adjusted for the stock restructuring in May 1999. The award vests in equal installments over a three year period, commencing in 2000.

(3) Includes $5,000, $5,000 and $3,114 for 401(k) matching contribution in 1999, 1998 and 1997, respectively, plus $11,000 $7,000 and $6,000 of director fees paid by the Company/Bank in 1999, 1998 and 1997, respectively.

(4)      As adjusted for the stock restructurings in May 1998 and May 1999.

(5) As adjusted to reflect 10% stock dividend paid in April 1997, a 35% stock split in the form of a dividend paid in June 1997 and the stock restructurings in May 1998 and May 1999.

(6)      Represents 401(k) matching contributions.

                                          OPTION GRANTS IN LAST FISCAL YEAR

                                                       Percent of Total
                          Number of Securities        Options Granted to          Exercise
                           Underlying Options         Employees in Fiscal         Price Per            Expiration
        Name                     Granted                     Year                   Share                 Date
---------------------    ------------------------    ----------------------     --------------       ---------------
Peter A. Converse               8,250(1)                    32.74%                 $13.52             January 2009

R.B. Anderson, Jr.              2,750(1)                    10.91%                 $13.52             January 2009

---------------------
(1) As adjusted to reflect the stock restructuring in May 1999. The award vests in equal installments over a three year period, commencing in 2000.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR AND OPTION VALUES

                                                                    Number of Securities
                                                                   Underlying Unexercised        Value of Unexercised
                              Shares                              Options at December 31,        In-The-Money Options
                            Acquired on            Value                    1999                 at December 31, 1999  b
        Name                 Exercise            Realized        Exercisable/Unexercisable       Exercisable/Unexercisa le
---------------------     ----------------     --------------    ---------------------------     ----------------------
Peter A. Converse                0                   0                  64,380/5,500               $901,320/$77,000

R.B. Anderson, Jr.               0                   0                  11,125/1,834               $155,750/$25,676

---------------------

EMPLOYEE BENEFIT PLANS

         The Company provides all officers and full-time employees with group life and medical and dental insurance coverage. With the exception of the President and the Executive Vice President - Chief Lending Officer, all officers and employees pay a portion of the premium costs of medical and dental insurance.

         401(k) Plan. Since 1991, the Bank has maintained a 401(k) defined contribution plan (the "Plan"). Employees who are at least 21 years of age, have completed at least ninety days of continuous service with the Bank and have completed at least 1,000 hours of work during any Plan year are eligible to participate in the Plan. Under the Plan, a participant may contribute up to 15% of his or her compensation for the year, subject to certain limitations. The Bank may also make, but is not required to make, a discretionary contribution for each participant. The amount of such contribution, if any, is determined on an annual basis by the Board of Directors. Contributions by the Bank totaled $74,013.50 for the fiscal year ended December 31, 1999.

         Stock Option Plans. Under the Incentive Stock Option Plan approved by the Bank's shareholders in 1989 ("1989 Option Plan"), 107,811 shares of Common Stock (as adjusted) were available for issuance under options granted between July 20, 1988 and May 15, 1998. The 1989 Option Plan was designed to enable the Bank to attract and retain qualified personnel and to reward outstanding performance. Eligible employees ("Participants") are those employees, including officers, who at the time options are granted, serve in managerial positions or are deemed to be "key employees" by the Board of Directors. The Board of Directors, in its sole discretion, administered the 1989 Option Plan. No further grants may be made under the 1989 Option Plan. Upon the reorganization of the Bank into the holding company form of ownership in 1999, the Company adopted the 1989 Option Plan, and the outstanding options to purchase Bank common stock became options to acquire Company Common Stock. As of March 1, 2000, there were an aggregate of 100,095 options to purchase shares of Common Stock outstanding under the 1989 Option Plan, at exercise prices ranging from $4.98 to $12.40 per share. Options outstanding under the 1989 Option Plan will expire no later than May 2008.

         At the 1998 Annual Meeting, the shareholders approved a new option plan (the "1998 Option Plan") pursuant to which 110,000 shares of Common Stock (as adjusted for the stock restructuring in May 1999) are available for issuance under options granted between May 1998 and May 2008. Upon the reorganization of the Bank into the holding company form of ownership in 1999, the Company adopted the 1998 Option Plan, and the outstanding options to purchase Bank common stock became options to acquire Company Common Stock.

Options under the 1998 Option Plan may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not ISOs ("Non-ISOs"). Awards to directors may consist only of Non-ISOs The purpose of the 1998 Option Plan is to advance the interests of the Company through providing selected key employees and the directors of the Company and its subsidiaries with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to key employees and directors of the Company to promote the success of the business, as measured by the value of its shares, and to increase the commonality of interests among key employees, directors and other shareholders. The 1998 Option Plan is administered by the Personnel and Compensation Committee of the Board of Directors, which will perform the functions of the option committee (the "Committee"), consisting of at least three directors of the Company who are not employees of the Company.

         A Participant may, under the 1998 Option Plan, receive additional options notwithstanding the earlier grant of options and regardless of their having been exercised, expired, or surrendered. Participants owning more than 10% of the voting power of all classes of the Company's voting securities (and of its parent or subsidiary companies, if any) may not receive additional ISO's unless the option exercise price is at least 110% of the fair market value of the Common Stock and unless the option expires on the fifth anniversary of the date of its grant. All other options granted under the 1998 Option Plan may expire no later than the tenth anniversary of the date of their grant.

         Option exercise prices are determined by the Committee on the date the subject options are granted. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, stock split, combination or subdivision of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust both the number and kind of shares of stock as to which Options may be awarded under the 1998 Option Plan, the affected terms (including exercise price) of all outstanding Options and the aggregate number of shares of Common Stock remaining available for grant under the 1998 Option Plan. Options may be exercised in whole or in part and are not transferable except upon the death of the participant. Any unexercised options then existing may be exercised by the transferee under the terms of such options.

         No Option may be exercised within six months of its date of grant. In the absence of Committee action to the contrary: (A) an otherwise unexpired ISO, or a Non-ISO granted to an employee, shall cease to be exercisable upon (i) an employee's termination of employment for "just cause" (as defined in the 1998 Option Plan), (ii) the date three months after an employee terminates service for a reason other than just cause, death, or disability, or (iii) the date one year after an employee terminates service due to disability, or two years after termination of such service due to his death; (B) an unexpired Non-ISO granted to a non-employee director shall be exercisable at any time (but not later than the date on which the Non-ISO would otherwise expire.) Notwithstanding the provisions of any Option which provides for its exercise in installments as designated by the Committee, such Option shall become immediately exercisable upon the optionee's death or permanent and total disability. Notwithstanding the provisions of any award which provide for its exercise or vesting in installments, on the date of a change in control, all Options issued under the 1998 Option Plan shall be immediately exercisable and fully vested. At the time of a change in control, the optionee shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the fair market value of the Common Stock subject to such Option over the exercise price of such shares, in exchange for the cancellation of such Options by the optionee. Notwithstanding the previous sentence, in no event may an Option be cancelled in exchange for cash within the six-month period following the date of its grant.

         For purposes of the 1998 Option Plan, "change in control" means any one of the following events: (1) the acquisition of ownership of, holding or power to vote more than 51% of the Company's voting stock; (2) the acquisition of the power to control the election of a majority of the Company's directors; (3) the exercise of a controlling influence over the management or policies of the Company by any person or by persons acting as a group within the meaning of
Section 13(d) of the Exchange Act; or (4) the failure during any period of two consecutive years, of individuals who at the beginning of such period constitute the Board of Directors of the

Company (the "Continuing Directors") for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of defining "change in control," the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

         As of December 31, 1999, the Company had options for the purchase of 126,945 shares of Common Stock issued and outstanding under the 1989 and 1998 Option Plans. Subsequent to December 31, 1999, options to purchase 67,000 shares of Common Stock, at an exercise price of $14.28 per share, were issued to eighteen officers and seven outside directors of the Company and Bank, including options to purchase 10,000 shares of Common Stock issued to Mr. Converse, an option to purchase 3,000 shares of Common Stock issued to Mr. Anderson, and options to purchase 5,000 issued to each of the seven outside directors. All of the awards made to date under the 1998 Option Plan vest over a period of three years, commencing in the year after the award is made. As of the date hereof, options to acquire 16,150 shares of Common Stock are subject to issuance pursuant to the 1998 Option Plan.

         Employment Agreements. Mr. Converse, who became President and Chief Executive Officer of the Bank effective January 1, 1994, does not have a comprehensive, written employment agreement. Mr. Converse is currently entitled to receive salary of $165,000 per year, Company-paid medical insurance for his family and himself, director fees of $1,500 per month, and the use of a bank owned automobile. Mr. Converse is also entitled to participation in all other generally available employee benefit plans. It is anticipated that Mr. Converse will receive a performance related bonus at the end of the fiscal year. The Board of Directors has agreed to provide Mr. Converse with a change in control agreement, which would pay him one year of base salary in the event of his termination or certain other events, following a change in control of the Company. As of the date hereof, no written agreement has been prepared, and detailed provisions of the agreement have not been established.

         Transactions with Management and Others. Some of the directors of the Company and Bank or companies with which they are associated, and some of the officers of the Company and Bank, were customers of, and had banking transactions with, the Bank during the fiscal year ended December 31, 1999. All loans and commitments to make loans to such persons by the Bank were made in the normal course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons; and in the opinion of management, did not and do not involve more than a normal risk of collectibility or present other unfavorable features. The aggregate amount outstanding on such loans at December 31, 1999 was $ 1,974,549. None of these loans has ever been adversely classified, and all of such loans are current as to the payment of interest and principal.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4, and 5 they file.

         Based solely upon the Company's review of the copies of the forms which it has received and written representations from the Company's directors, executive officers and ten percent shareholder, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a).

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has selected the independent certified public accounting firm of Yount, Hyde & Barbour, P.C. to audit the accounts of the Bank for the fiscal year ended December 31, 2000. Representatives of Yount, Hyde & Barbour are expected to be present at the Annual Meeting and available to respond to appropriate questions. The representatives also will be provided with an opportunity to make a statement, if they desire.

                              COSTS OF SOLICITATION

         The cost of the proxy solicitation is being borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone, by officers, regular employees or directors of the Company , who will not be compensated for any such services.

         Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares of Common Stock held of record by them will be reimbursed for their reasonable expenses incurred in forwarding such material.

                            FORM 10-KSB ANNUAL REPORT

         THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER SOLICITED HEREBY, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1999 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S CHIEF FINANCIAL OFFICER, WILLIAM K. BEAUCHESNE, 14201 SULLYFIELD CIRCLE, SUITE 200 CHANTILLY, VIRGINIA 20151.

                                  OTHER MATTERS

         Management is not aware of any other matters to be presented for action by shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS

         All proposals of shareholders to be presented for consideration at the next annual meeting and included in the Company's proxy materials must be received by the Company no later than November 29, 2000.

                                              By Order of the Board of Directors

                                              VIRGINIA COMMERCE BANCORP, INC.

                                              Robert H. L'Hommedieu, Secretary

March 29, 2000